UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  February 27, 2007

ACTIVISION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15839	95-4803544
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Ocean Park Boulevard, Santa Monica, CA		90405
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 255-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                          Other Events.

In late February, the special sub-committee of independent directors, established by the board of directors of Activision, Inc. (the “Company”) in July 2006 to review the Company’s historical stock option granting practices, substantially completed its investigation and on February 27, 2007 reported its principal findings and resulting recommendations to the full board.

The special sub-committee found inaccuracies in the determination and reporting of measurement dates for certain stock options granted by the Company during the period 1994 to 2006.  As a result of these inaccuracies, the Company will be required to record additional stock-based compensation expense for past periods.  The exact amount of additional expense, and the allocation of this additional expense among particular periods, remains to be finally determined by the Company in conjunction with its outside auditors.  In addition, the Company is continuing to review and analyze the potential tax implications and impact of the matters identified by the special sub-committee.

The special sub-committee concluded that Robert A. Kotick (Chairman of the Board and Chief Executive Officer of Activision, Inc.), Brian G. Kelly (Co-Chairman of the Board of Activision, Inc.), Ronald Doornink (Director and Senior Advisor), and George Rose (Senior Vice President, General Counsel and Secretary) did not engage in intentional wrongdoing with respect to the Company’s stock option granting practices.

The special sub-committee found that four other individuals (the outgoing head of human resources, former heads of finance and legal, and a former outside legal advisor) bore significant responsibility, in varying degrees, with respect to the measurement date inaccuracies identified by the special sub-committee, but the special sub-committee made no finding as to intentional wrongdoing by those individuals.

Before reaching these conclusions, the special sub-committee and its legal and accounting advisers devoted seven months of intensive effort to the investigation and review of options granted in the period 1991-2006, reviewing more than five million pages of electronic and hard copy documents and conducting interviews with more than 20 individuals.

The special sub-committee recommended that 10 current and former officers and directors relinquish the economic benefits resulting from the misdating and mispricing of stock options.  In the case of options that have already been exercised, the relevant individuals have been or will be requested either to pay the additional exercise price to the Company or to agree to the cancellation of vested but unexercised options with a value equivalent to the additional exercise price.  Unexercised options will be similarly adjusted.

Consistent with the recommendations of the special sub-committee, the Company has already adopted a number of modifications to its stock option granting procedures, realigned certain internal responsibilities related to the granting and reporting of stock options, and engaged new outside legal advisors.  In this regard, the employment contract of the outgoing head of human resources, which expires on March 31, 2007, will not be renewed, a new head of human resources will be recruited, and, in the interim, responsibilities for stock option granting and reporting have been reassigned.  In response to further recommendations of the special sub-committee, the Company also plans to enhance its corporate governance practices by establishing a position of Principal Compliance Officer and reconfiguring the Compensation Committee of the Board.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits

99.1                                                                           Press Release dated March 8, 2007

Cautionary Note Regarding Forward-looking Statements:  Information in this Form 8-K that involves the Company’s expectations, plans, intentions or strategies regarding the future are forward-looking statements that are not facts and involve a number of risks and uncertainties.  In this report they are identified by words such as “will,” “will be,” “remains,” “to be,” “plans,” “believes,” “may,” “expects,” “intends,” and similar expressions.  These risks and uncertainties relate to, without limitation, the completion of remaining work by the special sub-committee, the Company and its auditors arising out of the review of the Company’s historical stock option granting practices and any related restatements of the Company’s financial statements that may be required, the completion of required filings with the SEC, the implementation, acceptance and effectiveness of the remedial measures recommended or adopted by the special sub-committee, the board or the Company, the outcome of the informal inquiry opened by the SEC in July 2006, the delisting proceedings pending before the Nasdaq and the derivative litigation filed in July 2006 against certain current and former directors and officers of the Company relating to the Company’s stock option granting practices, the possibility that additional claims and proceedings will be commenced, including additional stockholder litigation, employee litigation, and additional action by the SEC and/or other regulatory agencies and direct and indirect expenses and diversion of management time resulting from or relating to the special sub-committee review and related regulatory proceedings and litigation.  Other factors that could cause the Company’s actual future results to differ materially from those expressed in the forward-looking statements set forth in this release include, without limitation, other litigation (unrelated to stock option granting practices), sales of the Company’s titles, shifts in consumer spending trends, the seasonal and cyclical nature of the interactive game market, the Company’s ability to predict consumer preferences among competing hardware platforms (including next-generation hardware), declines in software pricing, product returns and price protection, product delays, retail acceptance of the Company’s products, adoption rate of new hardware and related software, industry competition, rapid changes in technology and industry standards, protection of proprietary rights, maintenance of relationships with key personnel, vendors and third-party developers, international economic and political conditions, integration of recently acquired subsidiaries and identification of suitable future acquisition opportunities, and the risks identified in the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q and Current Reports on Form 8-K.

The forward-looking statements in this Current Report on Form 8-K are based upon information available to the Company as of the date of this Form 8-K, and the Company assumes no obligations to update any such forward-looking statement.  The Company may change its intention, belief or expectation, at any time and without notice, based upon any changes in the enumerated factors or in the Company’s assumptions, or otherwise, and forward-looking statements believed to be true when made may ultimately prove to be incorrect.  These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the Company’s control and may cause actual results to differ materially from its current expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2007	ACTIVISION, INC.

	By:	/s/ MICHAEL GRIFFITH
Mr. Michael Griffith
President and Chief Executive Officer of Activision Publishing, Inc.
(Principal Executive Officer of Activision, Inc.)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Released dated March 8, 2007